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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2002


                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)


       DELAWARE                     333-71638                   75-2287683
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



     2435 NORTH CENTRAL EXPRESSWAY
           RICHARDSON, TEXAS                                        75080
 (Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4000


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ITEM 5.   OTHER EVENTS.

         On October 16, 2001, Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (the "Registrant"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-71638) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 22, 2001. The Registrant entered into an Underwriting Agreement, dated February 15, 2002 (the "Underwriting Agreement"), among the Registrant, Kaneb Pipe Line Company LLC, a Delaware limited liability company and the general partner of the Partnership, and the underwriters named therein in connection with the Registrant's public offering of $250,000,000 aggregate principal amount of 7.750% Senior Unsecured Notes due 2012 (the "Notes").

         The Notes were issued pursuant to an indenture, dated February 21, 2002, relating to senior debt securities (the "Senior Indenture"), between the Registrant and J.P. Morgan Chase & Co. as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of February 21, 2002. The Senior Indenture and the First Supplemental Indenture are included hereto as Exhibits 4.1 and 4.2 respectively and are hereby incorporated into such Registration Statement by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  4.1 Indenture, dated as of February 21, 2002, between the Registrant and JPMorgan Chase Bank, as trustee, relating to senior debt securities.

                  4.2 First Supplemental Indenture, dated as of February 21, 2002, between the Registrant and JPMorgan Chase Bank, as trustee, relating to the Registrant's 7.750% Senior Unsecured Notes due 2012.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KANEB PIPE LINE OPERATING
                                                PARTNERSHIP, L.P.

                                                By: Kaneb Pipe Line Company LLC,
                                                      General Partner



Dated February 21, 2002                               /s/ HOWARD WADSWORTH
                                                -------------------------------
                                                    Vice President, Treasurer
                                                           and Secretary


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                                INDEX TO EXHIBITS

    EXHIBIT
     NUMBER              DESCRIPTION
    -------              -----------

      4.1 Indenture, dated as of February 21, 2002, between the Registrant and JPMorgan Chase Bank, as trustee, relating to senior debt securities.

      4.2 First Supplemental Indenture, dated as of February 21, 2002, between the Registrant and JPMorgan Chase Bank, as trustee, relating to the Registrant's 7.750% Senior Unsecured Notes due
               2012.